As filed with the Securities and Exchange
                 Commission on August 7, 2003

                                               File Nos. 2-70427
                                                         811-03131

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                     Pre-Effective Amendment

                Post-Effective Amendment No. 44         X

                              and/or


 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                        Amendment No. 40                X

             ALLIANCEBERNSTEIN TECHNOLOGY FUND, INC.
        (Exact Name of Registrant as Specified in Charter)


                 Alliance Capital Management L.P.
      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

                          (800) 221-5672
        Registrant's Telephone Number, Including Area Code

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and Address of Agent for Service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

     It is proposed that this filing will become effective (check appropriate box)


     ____immediately upon filing pursuant to paragraph (b)
     ____on (date) pursuant to paragraph (b)
       X 60 days after filing pursuant to paragraph (a)(1)
     ----
     ____on (date) pursuant to paragraph (a)(1)
     ____75 days after filing pursuant to paragraph (a)(2)
     ____on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 44 relates solely to the registration of Class R shares of the Registrant. No information contained in the Registrant's Registration Statement relating to the Class A, Class B, Class C or Advisor Class shares is amended or superseded hereby.

             ALLIANCEBERNSTEIN TECHNOLOGY FUND, INC.


                    Class R Shares Prospectus

                         _______ __, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

GLOSSARY

DESCRIPTION OF THE FUND
    Investment Objective and Principal Policies and Risks
    Description of Additional Investment Practices
    Additional Risk Considerations

MANAGEMENT OF THE FUND

PURCHASE AND SALE OF SHARES
    How The Fund Values Its Shares
    How To Buy Shares
    General
    How To Exchange Shares
    How To Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION ARRANGEMENTS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

     The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                       RISK/RETURN SUMMARY
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     The following is a summary of certain key information about AllianceBernstein Technology Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

     A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

         Other important things for you to note:

o        You may lose money by investing in the Fund.

o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Objective:

     The Fund's investment objective is growth of capital.
Current income is incidental to the Fund's objective.

Principal Investment Strategies:

     Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Principal Risks:

     Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

Performance Table and Bar Chart

     This information is for the Fund's Class A shares, which, although not offered in this Prospectus, have returns that are substantially similar to the Fund's Class R shares because the classes invest in the same portfolio of securities. The returns of the classes differ only to the extent that the classes do not have the same expenses. For Class A shares the table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns, before and after taxes, for one, five and 10 years compared to those of a broad based securities market index; and
o changes in the Fund's performance from year to year over 10 years.

     The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                        1 Year      5 Years       10 Years
                                        ------      -------       --------
Class A**       Return Before Taxes     -45.37%     -3.08%        9.30%

                Return After Taxes
                on Distributions        -45.37%     -3.28%        7.55%

                Return After Taxes
                on Distributions and
                Sale of Fund Shares     -27.86%     -1.98%        7.46%

NASDAQ          (reflects no
Composite       deduction for fees,
Index           expenses, or taxes)     -31.53%     -3.19%        7.03%

Goldman Sachs   (reflects no
Technology      deduction for fees,
Index           expenses, or taxes)     -40.29%     -3.27%         n/a

--------
* Average annual total returns reflect imposition of the maximum front-end sales charge.
**   After-tax Returns:
     - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart

     The annual returns in the bar chart are for the Fund's Class
A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through
6/30/03, the year to date unannualized return for Class A shares was [__]%.

                        [GRAPHIC OMITTED]

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

21.63  28.50  45.80  19.41    4.54  63.14   71.78   -24.62   -25.88   -42.95
----------------------------------------------------------------------------
  93    94     95      96      97     98     99       00       01        02
                                                          Calendar Year End

     You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

     Best Quarter was up 44.57%, 4th quarter, 1999; and Worst
Quarter was down -35.31%, 3rd quarter, 2001.

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                  FEES AND EXPENSES OF THE FUND
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     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (fees paid directly from your investment)

                                                     Class R Shares*
                                                     --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)             None

Exchange Fee                                         None

--------
* Class R shares are only offered to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE

     The Example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

         Operating Expenses                                    Example


Management Fees                      .90%       After 1 Yr      [___]
Distribution (12b-1) Fees            .50%       After 3 Yrs     [___]
Other Expenses*                     [__] %
                                    ------
Total Fund Operating Expenses*      [___]%
                                    ======
-----------
*Based on estimated expenses.

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                             GLOSSARY
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     This Prospectus uses the following terms.

Types of Securities
-------------------

     Convertible securities are fixed-income securities that are convertible into common stock.

     Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

     Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

     Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

     Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

     Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

     U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes
---------------------------------------------

     Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps
Credit Rating Co.

     Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

     Moody's is Moody's Investors Service, Inc.

     Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

     S&P is Standard & Poor's Ratings Services.

Other
-----

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

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                     DESCRIPTION OF THE FUND
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     This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional
     Investment Practices following this section.

o The description of the Fund's risks may include risks discussed in the Risk/Return Summary above. Additional information about risks of investing in the Fund can be found in the discussion under Additional Risk
     Considerations.

o Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote, and (ii) the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective and Principal Policies

     The Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

     The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;

o    enter into swap transactions;

o invest in financial futures contracts and options on such futures contracts

o    invest up to 10% of its total assets in warrants; and

o make loans of portfolio securities of up to 30% of its total assets.

     Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Principal Risks

     Among the principal risks of investing in the Fund are:

     o Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     o Industry/Sector Risk. This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund's investments. This risk may be greater for the Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to fixed-income securities.

     o Credit Risk. This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

     o Foreign Risk. This is the risk of investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

     o Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

     o Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Description of Additional Investment Practices

     This section describes the investment practices of the Fund and risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

     Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, and most privately negotiated investments in state enterprises that have not yet conducted and initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize its full value upon sale. Alliance will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities generally will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund.

     The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to the length of time the securities may be held or the manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

     Interest Rate Transactions (Swaps, Caps, and Floors). The Fund may enter into interest rate transactions and expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

     The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The Fund will enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by the Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

     Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     The Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

     Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     The Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

     The Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

     Warrants. The Fund will invest in warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying security, although the value of a warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a warrant ceases to have value if it is not exercised prior to the expiration date.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts and options and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in futures contracts and options depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.

Additional Risk Considerations

     Investment in the Fund involves the special risk considerations described below.

     Currency Considerations. The Fund may receive a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

     U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

     Fixed-Income Securities. The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

     Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

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                      MANAGEMENT OF THE FUND
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Investment Adviser

     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 55 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
7.3 million shareholder accounts.

     Gerald T. Malone is the person who has been primarily responsible for the day to day management of the Fund since 1992.
Mr. Malone is a Senior Vice President of Alliance Capital
Management Corporation, the sole general partner of Alliance, and has been associated with Alliance since prior to 1998 in a substantially similar capacity to his current position.

     Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance a fee of .90% of the Fund's average daily net assets for the fiscal year ended November 30, 2002.

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                   PURCHASE AND SALE OF SHARES
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How the Fund Values Its Shares

     The Fund's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

     Your order for a purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

How to Buy Shares

     Class R shares are available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans ("group retirement plans") that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products.

General

     The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

     The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

How to Exchange Shares

     To the extent that other AllianceBernstein Mutual Funds offer Class R shares, you may exchange your Fund shares for Class R shares of other AllianceBernstein Mutual Funds. Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

     o    Selling Shares Through Your Broker or Financial
          Representative

     Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     o Send a signed letter of instruction or stock power, along with certificates, to:

                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003

     o    For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                     8000 IH 10 W, 4th Floor
                      San Antonio, TX 78230

     o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     o You may redeem your shares for which no stock certificates have been issued by telephone request.
          Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     o A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

     o If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------

     The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     For federal income tax purposes, the Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. Whether distributions of gains are taxable to you at long-term capital gains or short-term capital gains rates will not depend on your holding period in shares of the Fund, but rather on the Fund's holding period in assets giving rise to the gains.

     Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would be qualified dividend income, assuming that you satisfied the holding period requirements.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

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                    DISTRIBUTION ARRANGEMENTS
-----------------------------------------------------------------

     The Fund offers Class R shares through this Prospectus. Class R shares are available only to certain group retirement plans that have plan assets of $1 million to $10 million. Class R shares are not subject to any initial or contingent deferred sales charges.

     Asset-based Sales Charge or Rule 12b-1 Fee. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of the Class R shares. The amount of this fee for the Class R shares is 0.50% of the aggregate average daily net assets of the Class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

     Special Distribution Arrangement for Group Retirement Plans and Employee Benefit Plans. The Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through the Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this prospectus and the Statement of Additional Information. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class R shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

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                       GENERAL INFORMATION
-----------------------------------------------------------------

     Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

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                       FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------

     Financial Highlights are not provided because Class R shares had not commenced operations prior to the date of this Prospectus.

     For more information about the Fund, the following documents are available upon request:

o    Annual/Semi-annual Reports to Shareholders

     The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o    Statement of Additional Information (SAI)

     The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:          c/o Alliance Global Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information:  (800) 221-5672
                  For Literature:   (800) 227-4618

     Or you may view or obtain these documents from the
Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
          Public Reference Section, Washington, DC 20549-0102.

     You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com


SEC File No: 811-03131

Privacy Notice (This information is not part of the Prospectus.)


     Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

     It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

(LOGO)                ALLIANCEBERNSTEIN TECHNOLOGY FUND, INC.
------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618
------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         February 1, 2003
                   (as amended [______], 2003)

------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current Prospectus, dated March 31, 2003, for the AllianceBernstein Technology Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus") and the current prospectus, dated [______], 2003, that offers the Class R shares of the Fund (the "Class R Prospectus" and together with the Prospectus, the "Prospectuses"). Financial statements for the Fund for the year ended November 30, 2002 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.


                        TABLE OF CONTENTS
                                                                         Page
                                                                         ----

Description of the Fund...................................................
Management of the Fund....................................................
Expenses of the Fund......................................................
Purchase of Shares........................................................
Redemption and Repurchase of Shares.......................................
Shareholder Services......................................................
Net Asset Value
Dividends, Distributions and Taxes........................................
Portfolio Transactions....................................................
General Information.......................................................
Report of Independent Auditors and Financial Statements.........   .......
Appendix A: Statement of Policies and Procedures for Voting Proxies.......A-1

-------------------
SM This is a service mark used under license from the owner.

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                     DESCRIPTION OF THE FUND
----------------------------------------------------------------

     The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended, (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective, as well as the Fund's 80% investment policy described below, may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective and Policies
---------------------------------

     The investment objective of the Fund is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. However, subject to the limitations referred to under "Options" below, the Fund may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Fund will invest primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities of such companies except when the Fund assumes a temporary defensive position. For purposes of this policy, net assets includes any borrowings for investment purposes. There obviously can be no assurance that the Fund's investment objective will be achieved, and the nature of the Fund's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

How the Fund Pursues Its Objective
----------------------------------

     The Fund expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Fund may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Fund at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

     Critical factors which will be considered in the selection of securities will include the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally which the Fund believes are not fully warranted by the issuer's earning power, and (iii) changes in the relative opportunities offered by various securities.

     Companies in which the Fund will invest include those whose processes, products or services are anticipated by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

     The Fund will endeavor to invest in companies where the expected benefits to be derived from the utilization of technology will significantly enhance the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Fund's investment objective permits the Fund to seek securities having potential for capital appreciation in a variety of industries.

     Certain of the companies in which the Fund invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

Additional Investment Policies and Practices
--------------------------------------------

     Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts for the purchase or sale for future delivery of contracts such as those based on securities or financial indices, including any index of common stocks ("futures contracts") or may purchase put and call options or write call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges or over-the-counter.

     The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must comply with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), including rule 4.5 thereunder. The Fund may enter into futures contracts or options on futures contracts to the extent permitted by the 1940 Act. The Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

     The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract, and the writing of an option on a futures contract, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

     The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     The Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

     Investment in Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by the 1940 Act. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

     Options. In seeking to attain its investment goal of capital appreciation, the Fund may supplement customary investment practices by writing covered call options and purchasing put and call options, including put options on market indices. The Fund will not write put options. Upon payment of a premium, a put option gives the buyer of such option the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated.

     The writing of call options will involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The actual return earned by the Fund from writing a call option depends on factors such as the amount of the transaction costs and whether or not the option is exercised. Option premiums vary widely depending primarily on supply and demand.

     Writing and purchasing options are highly specialized activities and entail greater than ordinary investment risks. If an option purchased by the Fund is not sold and is permitted to expire without being exercised, its premium would be lost by the Fund. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below the current market price.

     The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities. It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then current market value of the securities subject to option (without giving effect to commissions, stock transfer taxes and other expenses of the Fund which are deducted from premium receipts). The actual return earned by the Fund from writing a call depends on factors such as the amount of the transaction costs and whether or not the option is exercised. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased over the strike price by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase over the strike price during the period by more than the amount of the premium and commissions payable on exercise. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined below the strike price by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease below the strike price during that period by more than the amount of the premium and commissions payable on exercise. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     If the Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund seeks to effect a "closing purchase transaction" prior to, or concurrently with, the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option.) The Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. The Fund may not, however, effect a closing purchase transaction with respect to an option after it has been notified of the exercise of such option.

     The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

     The Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund will at no time exceed 10% of the Fund's total assets.

     The Fund may write covered call options and purchase put or call options in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

     Options on Market Indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

     Warrants. The Fund may invest up to 10% of its total assets in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

     Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

     The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Fund will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

     Foreign Securities. Investing in securities of non-United States companies which are generally denominated in foreign currencies involves certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulation, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges and brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Additional risks may be incurred in investing in particular countries. The Fund will not purchase a foreign security if such purchase at the time thereof would cause 25% or more of the value of the Fund's total assets to be invested in foreign securities.

     Restricted Securities. The Fund may invest in restricted securities and in other assets having no ready market if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. This limitation does not apply to liquid restricted securities, such as those eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund, in good faith, deems appropriate to reflect their fair market value.

     Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The aggregate value of the securities loaned by the Fund may not exceed 30% of the value of the Fund's total assets.

     Within this basic framework, the policy of the Fund is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Fund will increase or decrease in value accordingly, and there can be no assurance that the Fund will achieve its investment goal or be successful.

Fundamental Investment Policies
-------------------------------

     The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Fund, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

     To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Fund may not:

     (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

     (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of the value of the Fund's total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

     (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry;

     (iv) mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction (xi) listed below;

     (v) purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate);

     (vi) commodities or commodity contracts, except for financial futures contracts and options on such futures contracts;

     (vii) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

     (viii) invest in companies for the purpose of exercising control;

     (ix) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     (x) make loans of its assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly-distributed debt securities; except that the Fund may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Description of the Funds" in the Prospectus;

     (xi) borrow money except for the short-term credits from banks referred to in paragraph (ix) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Fund will be repaid before the Fund makes any additional investments; or

     (xii) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act (the Fund will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities).

     Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation. In the event that the aggregate of restricted and not readily marketable securities exceeds 15% of the Fund's net assets, the management of the Fund will consider whether action should be taken to reduce the percentage of such securities.

----------------------------------------------------------------
                      MANAGEMENT OF THE FUND
----------------------------------------------------------------

Adviser
-------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


     Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

     The Adviser provides office space, investment advisory, administrative and clerical services, and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser.

     Under its Advisory Agreement, amended as of February 15, 2000, the Fund pays a quarterly fee to the Adviser, payable for the preceding quarter on the first business day of January, April, July and October, equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day immediately preceding such payment date: 1/4 of 1.00% of the first $10 billion, 1/4 of .975% of the next $2.5 billion, 1/4 of .95% of the next $2.5 billion, 1/4 of .925% of the next $2.5 billion, 1/4 of .90% of the next $2.5 billion, 1/4 of .875% of the next $2.5 billion and 1/4 of ..85% of such assets in excess of $22.5 billion.

     The Adviser is, under the Advisory Agreement, responsible for any expenses incurred by the Fund in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Fund prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities).

     The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $145,000 in respect of such services during the fiscal year of the Fund ended November 30, 2002.

     For the fiscal years ended November 30, 2002, 2001 and 2000, the Adviser received from the Fund advisory fees of $39,370,245, $68,307,137 and $115,593,671, respectively.

     The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 22, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

     The Advisory Agreement continues in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is specifically approved at least annually by the Directors of the Fund or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently, the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party, at their Regular Meeting held on September 21, 2002.

     The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

     Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund. Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

NAME, ADDRESS,            PRINCIPAL              PORTFOLIOS IN    OTHER
AGE OF DIRECTOR           OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
(YEARS OF                 DURING PAST            OVERSEEN BY      HELD BY
SERVICE*)                 5 YEARS                DIRECTOR         DIRECTOR
----------------          ------------           -------------    -------------
INTERESTED DIRECTOR
John D. Carifa,** 58,     President, Chief            114          None
1345 Avenue of the        Operating
Americas,                 Officer and a
New York, NY  10105 (15)  Director of ACMC,
                          with which he has
                          been associated since
                          prior to 1998.

DISINTERESTED DIRECTORS
Robert C. Alexander,#+    President of Alexander        1          None
60,                       & Associates, Inc.
38 East 29th Street,      Management Consultants,
New York, NY 10016 (9)    since prior to 1998.

David H. Dievler,#+ 73,   Independent consultant.      98          None
P.O. Box 167, Spring      Until December 1994 he
Lake, New Jersey 07762    was Senior Vice
(13)                      President of ACMC
                          responsible for mutual
                          fund administration.
                          Prior to joining ACMC
                          in 1984 he was Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since 1968.
                          Prior to that he was
                          Senior Manager at Price
                          Waterhouse & Co. Member
                          of American Institute
                          of Certified Public
                          Accountants since 1953.

William H. Foulk, Jr.,#+  Investment Adviser and      110          None
70,                       an Independent
2 Sound View Dr.,         Consultant.  He was
Suite 100, Greenwich,     formerly Senior
Connecticut 06830 (11)    Manager of Barrett
                          Associates, Inc., a
                          registered investment
                          adviser, with which he
                          had been associated
                          since prior to 1998. He
                          was formerly Deputy
                          Comptroller of the
                          State of New York and,
                          prior thereto, Chief
                          Investment Officer
                          of the New York Bank
                          for Savings.

D. James Guzy,#+ 67,      Chairman of the Board         1          Intel
P.O. Box 128, Glenbrook,  of PLX Technology                        Corporation;
Glenbrook, Nevada 89413   (semi-conductors)                        Cirrus Logic
(21)                      and of SRC Computers,                    Corporation;
                          Inc.,with which he has                   Micro
                          been associated prior                    Component
                          to 1998.  He is also                     Technology;
                          President of Arbor                       Davis
                          Company (private family                  Selected
                          investments).  He is a                   Advisers
                          Director of Intel                        Group of
                          Corporation                              Mutual
                          (semi-conductors),                       Funds; and
                          Cirrus Logic                             LogicVision
                          Corporation (semi-
                          conductors), Novellus
                          Corporation
                          (semi-conductor
                          equipment), Micro
                          Component Technology
                          (semi-conductor
                          equipment), the Davis
                          Selected Advisers
                          Groups of Mutual Funds
                          (registered investment
                          companies) and
                          LogicVision
                          (semi-conductor
                          equipment).

Marshall C. Turner, Jr.,  Independent Consultant     1             DuPont
#+ 61,                    and technology venture                   Photomasks,
220 Montgomery Street,    investor.  He is a                       Inc.
Penthouse 10,             Principal of Turner
San Francisco,            Venture Associates
California 94104-3402 (11)(venturecapital and
                          consulting) since
                          prior to 1998.  He is a
                          director of DuPont
                          Photomasks, Inc.
                          (semi-conductor
                          manufacturing
                          services); the George
                          Lucas Educational
                          Foundation; and is
                          Chairman of the Board
                          of the Smithsonian's
                          National Museum of
                          Natural History.
----------------
*       There is no stated term of office for the Fund's Directors.
**      Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.

     Mr. Alexander is President and sole stockholder of Alexander and Associates, Inc. ("A&A"), a management consulting firm. During the calendar years ended 2001 and 2002, A&A provided project management services with respect to consumer surveys relating to specific industries and companies to the Adviser or an affiliate of the Adviser, for which it received aggregate fees of $160,250.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                               AGGREGATE DOLLAR
                          DOLLAR RANGE         RANGE OF EQUITY
                          OF EQUITY            SECURITIES IN THE
                          SECURITIES IN        ALLIANCEBERNSTEIN
                          THE FUND AS OF       FUND COMPLEX AS OF
                          DECEMBER 31, 2002    DECEMBER 31, 2002
                          -----------------    -----------------

John D. Carifa            $50,001-$100,000      Over $100,000
Robert C. Alexander       $1-$10,000            $1-$10,000
David H. Dievler          $10,001-$50,000       Over $100,000
William H. Foulk, Jr.     $10,001-$50,000       Over $100,000
D. James Guzy             $1-$10,000            $1-$10,000
Marshall C. Turner, Jr.   $10,001-$50,000       $50,001-$100,000

Officers
--------

     Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*           POSITION(S) HELD            PRINCIPAL OCCUPATION
AND (AGE)                    WITH FUND                   DURING PAST 5 YEARS
---------                    ---------                   -------------------

John D. Carifa, (58)         Chairman and President      See biography above.

Gerald T. Malone, (48)       Senior Vice President       Senior Vice President
                                                         of ACMC,** with which
                                                         he has been associated
                                                         since prior to 1998.

Thomas J. Bardong, (58)      Vice President              Senior Vice President
                                                         of ACMC,** with which
                                                         he has been associated
                                                         since prior to 1998.

Andrew J. Frank, (31)        Vice President              Vice President of
                                                         ACMC,** with which
                                                         he has been associated
                                                         since prior to 1998.

Edmund P. Bergan, Jr., (53)  Secretary                   Senior Vice President
                                                         and the General
                                                         Counsel of
                                                         AllianceBernstein
                                                         Investment Research
                                                         and Manangement,
                                                         Inc. ("ABIRM")**
                                                         and AGIS,** with
                                                         which he has been
                                                         associated since
                                                         prior to 1998.

Mark D. Gersten, (52)        Treasurer and Chief         Senior Vice President
                             Financial Officer           of AGIS** and Vice
                                                         President of ABIRM,**
                                                         with which he has been
                                                         associated since
                                                         prior to 1998.

Vincent S. Noto, (38)        Controller                  Vice President of
                                                         AGIS,** with which
                                                         he has been associated
                                                         since prior to 1998.


--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund does not pay, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Certain of the Directors are directors or trustees of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                  Total Number
                                                   Total Number   of Investment
                                                   of Investment  Portfolios
                                                   Companies in   within the
                                                   the Alliance-  Alliance-
                                     Total         Bernstein      Bernstein
                                     Compensation  Fund Complex,  Fund Complex,
                                     from the      Including the  Including the
                                     Alliance-     Fund, as to    Fund, as to
                                     Bernstein     which the      which the
                      Aggregate      Fund Complex, Director is a  Director is a
Name of Director      Compensation   Including the Director or    Director or
of the Fund           from the Fund  Fund          Trustee        Trustee
----------------      -------------- ------------- -------------  -------------

John D. Carifa            $-0-         $-0-           53               114
Robert C. Alexander       $20,850      $20,850         1                1
David H. Dievler          $20,100      $246,238       48               98
William H. Foulk, Jr.     $20,100      $241,700       49               110
D. James Guzy             $20,850      $20,850         1                1
Marshall C. Turner, Jr.   $20,850      $20,850         1                1

     As of January 6, 2003 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

----------------------------------------------------------------
                       EXPENSES OF THE FUND
----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

     The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research and Management, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "ABIRM") to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C and Class R shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

     During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $4,482,237 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,945,045. Of the $8,427,282 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $16,818 was spent on advertising, $167,127 on the printing and mailing of prospectuses for persons other than current shareholders, $4,909,754 for compensation to broker-dealers and other financial intermediaries (including, $1,092,644 to the Fund's Principal Underwriter), $585,512 for compensation to sales personnel, $2,748,071 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

     During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $21,774,562 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $21,774,562 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $5,024 was spent on advertising, $84,673 on the printing and mailing of prospectuses for persons other than current shareholders, $5,504,582 for compensation to broker-dealers and other financial intermediaries (including, $415,736 to the Fund's Principal Underwriter), $243,149 for compensation to sales personnel, $489,245 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $5,613,705 was spent on interest on Class B shares financing, and $9,834,384 was used to offset the distribution service fee paid in prior years.

     During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $5,788,653, which constituted 1.00%, annualized, of the Fund's Aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $158,051. Of the $5,946,704 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $1,705 was spent on advertising, $34,409 on the printing and mailing of prospectuses for persons other than current shareholders, $5,593,705 for compensation to broker-dealers and other financial intermediaries (including, $168,281 to the Fund's Principal Underwriter), $101,494 for compensation to sales personnel, $196,041 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $19,350 was spent on interest on Class C shares financing.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares, Class C shares and Class R shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


     With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C and Class R shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

     Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $92,145,622 (5.99% of the net assets of Class B) and $6,864,728 (1.67% of the net assets of Class C).

     The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

     In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, at their Regular Meeting held on September 21, 2002.

     In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares or Class R shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

     AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Advisor Class and Class R shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended November 30, 2002, the Fund paid AGIS $13,088,612 pursuant to the Transfer Agency Agreement.


Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

     The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

----------------------------------------------------------------
                        PURCHASE OF SHARES
----------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares
-- How to Buy Shares."

General
-------

     Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to investors eligible to purchase Advisor Class shares, without any initial or CDSC ("Advisor Class shares"), or, to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Fund, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.



     Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.


     In order to open your account, the Fund, or your financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


     The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


     The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B, Class C and Class R shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary, is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary, receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.


     In addition to the discount or commission paid to financial intermediaries, the Principal Underwriter from time to time pays additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to financial intermediaries who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States. Such financial intermediary may elect to receive cash incentives of equivalent amount in lieu of such payments.


     Each class of shares in the Fund represents an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B, Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C and Class R shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


     The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.


Alternative Purchase Arrangements
---------------------------------

     Classes A, B and C shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.


     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


     During the Fund's fiscal years ended November 30, 2002, 2001 and 2000, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $2,918,340, $10,082,412 and $47,460,551, respectively. Of that amount, the Principal Underwriter, received the amounts of $93,498, $680,353 and $2,201,557, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2002, 2001 and 2000, the Principal Underwriter received CDSCs of $63,740, $196,686 and $140,044, respectively, on Class A Shares, $4,715,275, $7,071,499 and $7,228,499, respectively, on Class B Shares and $83,867, $294,116 and $564,302, respectively, on Class C Shares.

     Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                            Discount or
                                                            Commission to
                              As % of       As % of the     Dealers or
                              Net Amount    Public          Agents as % of
Amount of Purchase            Invested      Offering Price  Offering Price
------------------            ----------    ----------      --------------

Less than
  $100,000....................  4.44%          4.25%            4.00%

$100,000 but
  less than $250,000..........  3.36           3.25             3.00

$250,000 but
  less than $500,000..........  2.30           2.25             2.00

$500,000 but
  less than $1,000,000*.......  1.78           1.75             1.50
-----------------
* There is no initial sales charge on transactions of $1,000,000 or more.


     With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.


     No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares-- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.


     Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates;

     (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

     (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

     (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement
          Plans."


     Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Proceeds from the CDSC on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                     Contingent Deferred Sales
                                     Charge as a % of Dollar
       Year Since Purchase           Amount Subject to Charge
       -------------------           -------------------------

       First                                  4.00%
       Second                                 3.00%
       Third                                  2.00%
       Fourth                                 1.00%
       Fifth and thereafter                   None

     In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

     Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

     Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class
C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class
C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.


     Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.


     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


     Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C or Class R shares.


     Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class Shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

     Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1 year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also generally applies. However, the 1%, 1 year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to
AllianceBernstein Link and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

     Class R Shares. Class R shares are available to certain group retirement plans with plan assets of $1 million to $10 million. Such plans are not eligible to purchase Class A shares. Class R shares are not subject to front-end sales charge or CDSC but are subject to a .50% distribution fee.

     Choosing A Class Of Shares For Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. In addition, under certain circumstances described above, the 1 year 1% CDSC may be waived. Because Class A shares have lower Rule 12b-1 distribution fees than Class R shares, plans eligible for Class A shares with no CDSC should purchase Class A shares. The plan sponsor or fiduciary of plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore not eligible for the waiver of the 1%, 1 year CDSC) should weigh the lower distribution fee and the 1%, 1 year CDSC of Class A shares against the higher distribution fee and absence of a CDSC on Class R shares available from the Fund. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as investment options under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A and Class R shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase,". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements -Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Quasar Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Growth Fund
  -AllianceBernstein Conservative Investors Fund
  -AllianceBernstein Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements -Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i)  the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other
          AllianceBernstein Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements -Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application, while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     Monthly Purchases by Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase Class A shares of the Fund or any other AllianceBernstein Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable to an investment 13 times larger than the initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

     Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program
-----------------------------

     Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or sales charge CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

     A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

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               REDEMPTION AND REPURCHASE OF SHARES
----------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares --How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer (of shares for which no stock certificates have been issued) by telephone at 800-221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at 800-221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     Telephone Redemptions -- General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. (Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                       SHAREHOLDER SERVICES
----------------------------------------------------------------

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

     You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto
Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, [_______________], as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                         NET ASSET VALUE
----------------------------------------------------------------

     The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

     (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price.

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

     With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

     The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares and Class R shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

     Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

     The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves the Fund of federal income tax liability on the part of its investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

     The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

     It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains. However, there is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

     The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to at least the sum of (i) 98% of its ordinary income for the calendar year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended November 30 of such year, and
(iii) any ordinary income or capital gains from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

     Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be a significant part of the Fund's gross income and, accordingly, that a significant part of the Fund's dividends will be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment activities, and accordingly cannot be predicted with certainty. The amount of such dividends eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the fiscal year. Under provisions of the tax law a corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund on the ex-dividend date and for at least 45 other days during the 90-day period beginning 45 days prior to the ex-dividend date. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

     Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund or another
AllianceBernstein Mutual Fund.

     A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     The Fund generally will be required to withhold tax at the rate of 28% with respect to distributions payable to a non-corporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

     The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. citizens or residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

United States Federal Income Taxation of the Fund
-------------------------------------------------

     The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Options. Certain listed nonequity options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     With respect to equity options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such options. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Tax Straddles. Any option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

----------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

     Subject to the general supervision of the Board of Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in specific transactions with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who supply investment information to the Adviser.

     Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

     The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, from a dealer which is not a member of the Exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     During the fiscal years ended November 30, 2002, 2001 and 2000, the Fund incurred brokerage commissions amounting in the aggregate of $19,591,966, $5,613,921 and $7,071,273, respectively. During the fiscal years ended November 30, 2002, 2001 and 2000, brokerage commissions amounting in the aggregate of $827,664, $317,947 and $130,140, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2002, the brokerage commissions paid to SCB & Co. constituted 4.22% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2002, of the Fund's aggregate dollar amount of the brokerage transactions involving the payment of commissions, 3.72% were effected through SCB & Co. During the fiscal year ended November 30, 2002, transactions in portfolio securities of the Fund aggregating $10,465,043,052, with associated brokerage commissions of approximately $7,361,405 were allocated to persons or firms supplying research services to the Fund or the Adviser.

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

Capitalization
--------------

     The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31,
2003.

     The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Advisor Class Common Stock and 3,000,000,000 shares of Class R Common Stock, each having a par value of $.01 per share. All shares of the Fund when duly issued will be fully paid and non-assessable.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that, each of Class A, Class B, Class C and Class R shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

     At the close of business on January 6, 2003, there were 77,942,206 shares of common stock of the Fund outstanding, including 28,522,443 Class A shares, 37,602,602 Class B shares, 9,929,855 Class C shares and 1,887,306 Advisor Class shares. To the knowledge of the Fund the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the Fund as of January 6, 2003:

Name and Address                        No. of Shares of Class    % of Class
----------------                        ----------------------    ----------

Class A
-------
MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97091)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486              2,639,557                 9.25%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2383                 1,582,060                  5.55%

Class B
-------
Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY 10001-2483                 4,534,876                 12.06%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Admin (97BG6)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486             4,626,802                 12.30%

Dean Witter Reynolds
Attn  MF Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                    2,381,044                 6.33%

Class C
-------
Salomon Smith Barney
House Account
333 W. 34th Street, Floor 3
New York, NY 10001-2483                 1,543,654                 15.55%

MLPF&S
For the Sole Benefit Its Customers
Attn:  Fund Administration (97BF7)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6486              2,166,361                21.82%

Advisor Class
-------------
Merrill Lynch
Attn:  Fund Admin. (97LS9)
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246-6486              478,150                  25.34%

Trust for Profit Sharing Pl.
for Employees of Alliance
Capital Management L.P. Plan F
Attn:  Diana Marotta 31st Floor
1345 Avenue of the Americas
New York, NY  10105-0302                 370,557                  19.63%

Collegebound Fund
CBF-Aggressive Growth Portfolio
529 Plan
500 Plaza Drive
Secaucus, NY 07094                       451,929                  23.95%

Prudential Securities Inc. FBO
Prudential Retirement Services
Nominee For Trustee PL W68700
Prudential Securities Incorp.
P.O. Box 15040
New Brunswick, NJ 08906-5040             149,533                   7.92%

Custodian
---------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, will act as the Fund's Custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

     ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel
LLP, New York, New York.

Independent Auditors
--------------------

     [___________________], has been selected as independent auditors for the Fund.

Performance Information
-----------------------

     From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

     Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

     Returns shown in the table, for the one-, five- and ten-year periods ended November 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end sales charges or CDSCs as well as conversion of Class B shares to Class A shares after the applicable period.

                                    Year          Five Years      Ten Years
                                    ended         ended           ended
                                    11/30/02      11/30/02        11/30/02
                                    --------      --------        --------
Class A    Return Before Taxes      (37.91)%      (1.69)%           11.39%
           Return After Taxes
           on Distributions         (37.91)%      (2.49)%            9.38%
           Return After Taxes
           on Distributions
           and Sale of Fund
           Shares                   (23.28)%      (1.00)%            9.05%
Class B    Return Before Taxes      (38.24)%      (1.57)%           11.34%*
Class C    Return Before Taxes      (36.28)%      (1.56)%           11.21%*
Advisor
   Class   Return Before Taxes      (34.96)%      (0.54)%            2.05%*

*  Inception dates:  Class B shares: May 3, 1993
                     Class C shares: May 3, 1993
                     Advisor Class shares: October 2, 1996

     The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

     Advertisements quoting performance ratings and rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. ("Lipper") and Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investments and advertisements presenting the historical record of payments of income dividends or capital gains by the Fund may also from time to time be sent to investors or placed in newspapers or magazines such as The New York Times, The Wall Street Journal, Barron's, Business Week, Changing Times, Fortune, Forbes, Money Magazine, or other media on behalf of the Fund. The Fund is included in Lipper rankings under the category "Science and Technology." The Fund's annual report contains additional performance information and is available to shareholders upon request and without charge.

Additional Information
----------------------

     Shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

----------------------------------------------------------------
     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
----------------------------------------------------------------

     The financial statements of the Fund dated November 30, 2002 and the report of [______________], independent auditors, are incorporated herein by reference to its annual report. This filing was made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report was filed on February 7, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

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                           APPENDIX A:

             Statement of Policies and Procedures for
                          Voting Proxies

-----------------------------------------------------------------

Introduction
------------

     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

     This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

     Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

     Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

     Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

     Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

     Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits:
          --------

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles of Amendment of Articles of Incorporation of the Registrant dated December 21, 1981 and filed January 5, 1982 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (3) Articles of Amendment of Articles of Incorporation of the Registrant dated October 16, 1989 and filed December 5, 1989 - Incorporated by reference to
               Exhibit 1(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (4)  Articles Supplementary to Articles of
               Incorporation of the Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A, (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (5)  Articles Supplementary to Articles of
               Incorporation of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (6)  Articles Supplementary to Articles of
               Incorporation of the Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 30, 1998.

          (7) Articles of Amendment to Articles of Incorporation of the Registrant dated March 19, 2003 and filed
               March 20, 2003 - Filed herewith.

          (8)  Articles Supplementary to Articles of
               Incorporation of the Registrant dated July 31,
               2003 and filed August 1, 2003 - Filed herewith.


     (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

     (c)  Not applicable.

     (d) Advisory Agreement between theRegistrant and Alliance Capital Management L.P. - Incorporated by reference to
          Exhibit 5 to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Amendment to the Distribution Services Agreement dated July 11, 1996 - Incorporated by reference to
               Exhibit 6(b) to Post- Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (3) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein
               Investment Research and Management, Inc. - To be filed by amendment.

          (4) Form of Selected Dealer Agreement to be between AllianceBernstein Investment Research and Management, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 30, 2002.

          (5) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 30, 2002.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

          (2)  Amendment to Custodian Contract dated May 23, 1989
               - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

     (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 1997.

     (i) (1) Opinion and Consent of Seward & Kissel LLP with respect to Class A, Class B, Class C and Advisor Class shares - Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 42 of Registrant's Registration Statement on Form N1-A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on January 30, 2003.

          (2) Opinion and Consent of Seward & Kissel, LLP with respect to Class R shares - To be filed by amendment.

     (j) (1) Consent of Independent Auditors with respect to Class A, Class B, Class C and Advisor Class shares
               - Incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on February 11, 2003.

          (2) Consent of Independent Auditors with respect to Class R shares - To be filed by amendment.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) (1) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to
               Exhibit 18 to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on February 3, 1997.

          (2) Amended and Restated Rule 18f-3 Plan - To be filed by amendment.

     (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the
               Securities and Exchange Commission on April 27,
               2001.

     Other Exhibits:

          Power of Attorney of Robert C. Alexander, John D. Carifa, David H. Dievler, William H. Foulk, Jr., D. James Guzy, Marshall C. Turner, Jr. and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70427 and 811-03131) filed with the Securities and Exchange Commission on October 31, 2001.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), and Section 10 of the Distribution Services Agreement filed as Exhibit
          (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2)  "Corporation" includes any domestic or
                    foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

                         (i) When used with respect to a
                    director, the office of director in the
                    corporation; and

                         (ii) When used with respect to a person
                    other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                         (iii) Official capacity does not include
                    service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                         (b)(1) A corporation may indemnify any
                    director made a party to any proceeding by reason of service in that capacity unless it is established that:

                         (i) The act or omission of the director
                    was material to the matter giving rise to the proceeding; and

                         1. Was in bad faith; or

                         2. Was the result of active and
                    deliberate dishonesty; or

                         (ii) The director actually received an
                    improper personal benefit in money, property, or services; or

                         (iii) In the case of any criminal
                    proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                         (2) (i) Indemnification may be against
                    judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                         (ii) However, if the proceeding was one
                    by or in the right of the corporation,
                    indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                         (3) (i) The termination of any
                    proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii) The termination of any proceeding
                    by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                         (4) A corporation may not indemnify a
                    director or advance expenses under this
                    section for a proceeding brought by that director against the corporation, except:

                         (i) For a proceeding brought to enforce
                    indemnification under this section; or

                         (ii) If the charter or bylaws of the
                    corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                         (c) A director may not be indemnified
                    under subsection (b) of this section in
                    respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                         (d) Unless limited by the charter:

                         (1) A director who has been successful,
                    on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                         (2) A court of appropriate jurisdiction
                    upon application of a director and such
                    notice as the court shall require, may order indemnification in the following circumstances:

                         (i) If it determines a director is
                    entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director
                    is fairly and reasonably entitled to
                    indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                         (3) A court of appropriate jurisdiction
                    may be the same court in which the proceeding involving the directors liability took place.

                         (e)(1) Indemnification under subsection
                    (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                         (2) Such determination shall be made:

                         (i) By the board of directors by a
                    majority vote of a quorum consisting of
                    directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii) By special legal counsel selected
                    by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                         (iii) By the stockholders.

                         (3) Authorization of indemnification and
                    determination as to reasonableness of
                    expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                         (4) Shares held by directors who are
                    parties to the proceeding may not be voted on the subject matter under this subsection.

                         (f)(1) Reasonable expenses incurred by a
                    director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                         (i) A written affirmation by the
                    director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii) A written undertaking by or on
                    behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                         (2) The undertaking required by
                    subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                         (3) Payments under this subsection shall
                    be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                         (g) The indemnification and advancement
                    of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                         (h) This section does not limit the
                    corporation's power to pay or reimburse
                    expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                         (i) For purposes of this section:

                         (1) The corporation shall be deemed to
                    have requested a director to serve an
                    employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                         (2) Excise taxes assessed on a director
                    with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                         (3) Action taken or omitted by the
                    director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                         (j) Unless limited by the charter:

                         (1) An officer of the corporation shall
                    be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                         (2) A corporation may indemnify and
                    advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                         (3) A corporation, in addition, may
                    indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                         (k)(1) A corporation may purchase and
                    maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                         (2) A corporation may provide similar
                    protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                         (3) The insurance or similar protection
                    may be provided by a subsidiary or an
                    affiliate of the corporation.

                         (l) Any indemnification of, or advance
                    of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

               "Article EIGHTH of the Registrant's Articles of Incorporation reads as follows: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

               The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or arising out of, or based upon any alleged omission to state a material fact required to be stated in either of the foregoing or necessary to make the statements in either of the foregoing not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.



               The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits (d), and (e), respectively, in response to Item 23 and each of which are incorporated by reference herein.



               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26.       Business and Other Connections of Investment
               Adviser.

               The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

         (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

               Alliance Capital Reserves
               Alliance Government Reserves
               Alliance Institutional Reserves, Inc.
               Alliance Municipal Trust
               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Quasar Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund, Inc.
               The AllianceBernstein Portfolios

         (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND               POSITIONS AND
                              OFFICES WITH                OFFICES WITH
         NAME                 UNDERWRITER                 REGISTRANT
         ----                 -----------                 ----------

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                      President &
                                                          Director

Richard K. Saccullo         Director and President

Susan L. Matteson-King      President of Cash Management
                            Services

David Conine                Executive Vice President

Richard A. Davies           Executive Vice President &
                            Managing Director

Kurt H. Schoknecht          Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,        Secretary
                            General Counsel and
                            Secretary

Benji A. Baer               Senior Vice President

Amy I. Belew                Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

William W. Collins, Jr.     Senior Vice President

Mark J. Dunbar              Senior Vice President

John C. Endahl              Senior Vice President

Andrew L. Gangolf           Senior Vice President
                            and Assistant General
                            Counsel

John Grambone               Senior Vice President

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

Geoffrey L. Hyde            Senior Vice President

Robert H. Joseph, Jr.       Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Henry Michael Lesmeister    Senior Vice President

Shawn P. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Patrick J. Mullen           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President

John J. O'Connor            Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President
                            and Assistant General
                            Counsel

John P. Schmidt             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

Craig E. Welch              Senior Vice President

Richard A. Winge            Senior Vice President

Emilie D. Wrapp             Senior Vice President
                            and Assistant General
                            Counsel

Keith A. Yoho               Senior Vice President

Patrick E. Ryan             Vice President and
                            Chief Financial Officer

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Troy E. Barton              Vice President

Matthew F. Beaudry          Vice President

Laura J. Beedy              Vice President

Gregory P. Best             Vice President

Daniel U. Brakewood         Vice President

Robert F. Brendli           Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

Leo H. Cook                 Vice President

Jean A. Coomber             Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Jennifer M. DeLong          Vice President

Faith C. Deutsch            Vice President

Janet B. DiBrita            Vice President

Richard P. Dyson            Vice President

John S. Egner               Vice President

Adam E. Engelhardt          Vice President

Sohaila S. Farsheed         Vice President

John J. Fennessy            Vice President

Mark D. Gersten             Vice President                Treasurer and Chief
                                                          Financial Officer

Thomas R. Graffeo           Vice President

Marci Green                 Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Jean-Francois Y. Hautemulle  Vice President

George R. Hrabovsky          Vice President

Dinah J. Huntoon             Vice President

Scott Hutton                 Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Michele C. Eschert Johnson   Vice President

Danielle M. Klaskow          Vice President

Victor Kopelakis             Vice President

Richard D. Kozlowski         Vice President

Daniel W. Krause             Vice President

Donna M. Lamback             Vice President

P. Dean Lampe                Vice President

Joseph R. Laspina            Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Michael F. Mahoney           Vice President

Scott T. Malatesta           Vice President

Kathryn Austin Masters       Vice President

Michael V. Miller            Vice President

Marcia L. Mohler             Vice President

Thomas F. Monnerat           Vice President

Charles B. Nanick            Vice President

Michael F. Nash, Jr.         Vice President

Jamie A. Nieradka            Vice President

Nicole Nolan-Koester         Vice President

Peter J. O'Brien             Vice President

Timothy J. O'Connell         Vice President

Richard J. Olszewski         Vice President

Albert Orokos                Vice President

Kevin J. Parchinski          Vice President

Todd P. Patton               Vice President

Jeffrey R. Petersen          Vice President

Catherine N. Peterson        Vice President

Mark A. Pletts               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Arlene L. Reddington         Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Karen C. Satterberg          Vice President

Eileen B. Sebold             Vice President

Stephanie Seminara           Vice President

Richard J. Sidell            Vice President

Teris A. Sinclair            Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Jeffrey C. Smith             Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Jesse L. Weissberger         Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Matthew Witschel             Vice President

Michael A. Wolfsmith         Vice President

Richard J. Appaluccio        Assistant Vice President

Omar J. Aridi                Assistant Vice President

Joseph D. Asselta            Assistant VicePresident

Andrew Berger                Assistant Vice President

Susan Bieber                 Assistant Vice President

Paul G. Bishop               Assistant Vice President

Michael J. Bodnar            Assistant Vice President

Henry Brennan                Assistant Vice President

Alan T. Brum                 Assistant Vice President

Mark S. Burns                Assistant Vice President

Maria L. Carreras            Assistant Vice President

Chul Y. Chang                Assistant Vice President

Judith A. Chin               Assistant Vice President

Jorge Ciprian                Assistant Vice President

Jeffrey T. Coghan            Assistant Vice President

Kenneth J. Connors           Assistant Vice President

Shawn M. Conroy              Assistant Vice President

Ralph A. DiMeglio            Assistant Vice President

Bernard J. Eng               Assistant Vice President

Jeffrey M. Eschert           Assistant Vice President

Michael J. Eustic            Assistant Vice President

Arthur F. Hoyt, Jr.          Assistant Vice President

Mark W. Hubbard              Assistant Vice President

David A. Hunt                Assistant Vice President

Kumar Jagdeo II              Assistant Vice President

Michael J. Kawula            Assistant Vice President

Elizabeth E. Keefe           Assistant Vice President

Edward W. Kelly              Assistant Vice President

Thomas J. Khoury             Assistant Vice President

Jeffrey M. Kusterer          Assistant Vice President

Evamarie C. Lombardo         Assistant Vice President

Daniel K. McGouran           Assistant Vice President

Richard F. Meier             Assistant Vice President

Steven M. Miller             Assistant Vice President

Jeffrey D. Mosco             Assistant Vice President

John J. Multhauf             Assistant Vice President

Alex E. Pady                 Assistant Vice President

Wandra M. Perry-Hartsfield   Assistant Vice President

Irfan A. Raja                Assistant Vice President

Rizwan A. Raja               Assistant Vice President

Brendan J. Reynolds          Assistant Vice President

David J. Riley               Assistant Vice President

Christopher P. Rodney        Assistant Vice President

Peter V. Romeo               Assistant Vice President

Jessica M. Rozman            Assistant Vice President

Michelle Y. Ryba             Assistant Vice President

Christina Santiago           Assistant Vice President
                                and Counsel

Matthew J. Scarlata          Assistant Vice President

John Scialabba               Assistant Vice President

Orlando Soler                Assistant Vice President

Nancy D. Testa               Assistant Vice President

Elsia M. Vasquez             Assistant Vice President

Nina C. Wilkinson            Assistant Vice President

Mark R. Manley               Assistant Secretary

         (c)    Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings

         Not applicable.

                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 7th day of August, 2003.

                            ALLIANCEBERNSTEIN TECHNOLOGY FUND, INC.

                            By  /s/ John D. Carifa
                                ------------------
                                    John D. Carifa
                                    Chairman and President

     Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                             Title              Date
---------                             -----              ----

1)    Principal
      Executive Officer

      /s/ John D. Carifa              Chairman and       August 7, 2003
      ------------------              President
      John D. Carifa

2)    Principal Financial
      and Accounting Officer

      /s/ Mark D. Gersten             Treasurer and      August 7, 2003
      -------------------             Chief Financial
      Mark D. Gersten                 Officer

3)    All of the Directors

      Robert C. Alexander
      John D. Carifa
      David H. Dievler
      William H. Foulk, Jr.
      D. James Guzy
      Marshall C. Turner, Jr.

      By: /s/ Edmund P. Bergan, Jr.                      August 7, 2003
         --------------------------
          Edmund P. Bergan, Jr.
          (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.                Description of Exhibits
-----------                -----------------------

(a)(7)         Articles of Amendment to Articles of Incorporation

(a)(8)         Articles Supplementary to Articles of Incorporation



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